Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)
Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended

Proposed Acquisition of XLNT Veterinary Care, Inc. (dba Pet DRx)
by
Echo Healthcare Acquisition Corporation
November 26, 2007

Presentation Agenda
. Additional Information and Cautionary Language
. Executive Summary
. Pet DRx: The Business and Opportunity
. Financial Review
. The Transaction
1 November 26, 2007

Additional Information
Echo has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with its pending merger with XLNT Veterinary Care, Inc. (“Pet DRx”), and has mailed a proxy statement/prospectus concerning the merger to Echo stockholders of record as of November 7, 2007. You are advised to read the proxy statement/prospectus carefully because it  contains important information about Echo, Pet DRx, and the merger. You can obtain the proxy statement/prospectus and Echo’s other filings with the SEC free of charge at the SEC’s web site at www.sec.gov, by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182, or at www.echohealthcare.com.
Echo, Pet DRx and their directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of Echo’s stockholders to be held to approve the transaction.  Information about the participants in the proxy solicitation and their interest in the merger is included in the proxy statement/prospectus with respect to the merger.
2 November 26, 2007

Cautionary Language re: Forward-Looking Statements
Except for the historical information contained herein, certain matters discussed in the accompanying presentation, including statements as to the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which Pet DRx is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth,  labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed  from time to time in the SEC reports of Echo, including its Form 10-K and 10-Q filings, and its Form S-4 filed with the SEC. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.
3 November 26, 2007

Executive Summary

Overview of Pet DRx Merger
Echo HealthcareAcquisitionCorp. (“Echo”)
 Echo is a special purpose acquisition corp. (“SPAC”)
 March 2006: Raised $57.5 million in IPO
 October 31, 2007: Held $58.2 million in trust (~$8.06 per non-founder share)*
. November 19, 2007:
. Share price closed at $7.97
. Warrant price closed at $1.18
. Unit price closed at $9.08
XLNT Veterinary Care(“Pet DRx”)
. Founded in 2004, Pet DRx provides veterinary primary and specialty care services through network of 26 veterinary hospitals in California
12 months ended 6 months ended
December 31, 2006 June 30, 2007
Revenue $17.4 million $28.4 million
Pro Forma Revenue $70.3 million $35.2 million
Background on the Merger
. September 11, 2006: Echo signed merger agreement with Pet DRx
. October 23, 2007: Merger agreement was amended
. November 9, 2007: S-4 was declared effective by the SEC
. December 12, 2007: Special meeting of shareholders to vote on the proposed merger
*Net of estimated income taxes.
5 November 26, 2007

Investment Rationale
Operates in a large, growing fragmented market
Differentiated “Hub and Spoke” business model
Well capitalized pro forma balance sheet: $59.1 mm in cash
Well established acquisition track record and critical mass
Management experienced in similar consolidation strategies
Strong industry fundamentals driving growth; recession resistant
Significant arbitrage between public and private market values
6 November 26, 2007

Key Executives
. Gene Burleson – Chairman of the Board
– Served as Chairman for numerous health care companies
– Served as CEO and Chairman of the Board for GranCare from 1990-1997
. Zubeen Shroff – Vice Chairman, Director
– Joined Pet DRx in February 2006 and became Chairman in March 2007
– Currently serves as director of ONI Medical Systems and Aperio Technologies
. Robert Wallace – Chief Executive Officer, Director
– Joined Pet DRx at its inception in 2004 and served as Chairman of the Board from 2004 to November 2006
– Founded Pets’ Rx in 1993 and served as its Chairman until it was sold to VCA Antech in 1996
. Steven Johnson – President, Chief Operating Officer, and Director
– Joined Pet DRx in July 2007
– Previously served as a President of Fresenius Medical Care North America, where he managed more than 300 facilities and was responsible for approximately $880 million in revenues
. Gregory Eisenhauer, CFA – Chief Financial Officer
-Joined Pet DRx in September 2007
-Previously served as CFO of two publicly-listed healthcare companies – Proxymed, a healthcare IT company, and RehabCare Group, a rehabilitation program management services provider
. George Villasana – General Counsel, Secretary
– Joined Pet DRx in June 2007
– Previously served as Senior Corporate Counsel of AutoNation
7 November 26, 2007

Pet DRx:
The Business and Opportunity

Large and Growing Market
Several factors driving growth in veterinary healthcare
– Demographic shift that supports a growing pet population
– Increasing emphasis on pet health and wellness
– Industry has more favorable economics than human healthcare
– Medical technology previously used only on humans is migrating into animal care
– Highly fragmented industry -the top five competitors in the industry own fewer than 6% of all veterinary hospitals
Source: American Veterinary Medical Association.
Veterinary Healthcare Spending: 1991-2006
$ in billions
9.7%CAGR
$6.9 $11.0 $18.2 $21.4
1991 1996 2001 2006
Source: American Veterinary Medical Association (“AVMA”) U.S. Pet Ownership & Demographics Sourcebook (2002 Edition). 2006 estimate per APPMA 2005/2006 National Pet Owners Survey.
U.S. Household Pet Ownership
Households with at least one pet 69 million
Households with at least one dog 43 million
Households with at least one cat 38 million
Source: American Pet Products Manufacturers Association, Inc.
9 November 26, 2007

Increasing Focus on Pet Health Support Spending Trends
. Increasing focus on pet wellness
–Roughly 70% of owners would pay “any amount” to save their pet’s life
– Pet ownership increased from 54% in 1994 to 63% in recent years
– Dog owning households spend almost 38% more on their dogs in 2001 than in 1996
– Spending on animal surgical visits doubled between 2000 and 2004
. Changing demographics are impacting demand for veterinary services
– The population of baby boomers will increase by 46% this decade
– Baby boomers own more pets and contribute to approximately one third of all pet care expenditures
Source: American Pet Products Manufacturers Association.
What Owners Would Pay to Save Pet’s Life
80% 60% 40% 20% -
$500 $1,000 $5,000 Any Amount
Source: Veterinary Pet Insurance Survey.
Average Annual Cost: Veterinary Surgical Visits
$800 $600 $400 $200 $-
2000 2004
Source: American Pet Products Manufacturers Association.
10 November 26, 2007

Animal Healthcare More Attractive than Human Healthcare
Payment Dynamics Government Reimbursement Collections Liability Regulatory Environment Technology Impact
Animal Healthcare
Primarily cash pay None Received at time of service; low bad debt Low liability profile; insurance premiums low Mostly unregulated Migration of human technology to animals
Human Healthcare
Complex process of billed charges Cumbersome payment systems Potential long wait times; high bad debt Malpractice exposure with high premiums Highly regulated by state and Federal Fairly mature technology curve
11 November 26, 2007

Fragmented Veterinary Care Industry Number of AVMA Hospitals
17,500 22,000 ≈5.5%
1991 2005
Top 5 Operators
Independents
Source: American Veterinary Medical Association.
Top 5 Operators Comprise ≈5.5% of Hospitals
NVA, 96 VetCor, 36 Banfield, 625 VCA Antech, 424 Pet DRx, 26
Source: Veterinary Survey by William Blair & Company, L.L.C.
12

Opportunities Associated with Consolidation
41% of veterinarians work in practices of only one or two veterinarians
– Less than 14% of veterinarians work in practices of seven or more veterinarians
Aggregators are capitalizing on the fragmented market
– Larger providers leverage economies of scale and purchasing power
– Larger providers able to support development of new medical technology for animal care
– Vets want to minimize time on administrative tasks and focus solely on practicing medicine
– Smaller practices find it more difficult to offer new, more complex services
Source: Veterinary Survey by William Blair & Company, L.L.C.
Veterinarians per Practice*
5,959 14% 18,154 41% 19,055 43%
831 2%
1 or 2 vets
3 to 6 vets
7+ vets
Not sure
Source: Veterinary Survey by William Blair & Company, L.L.C.
* Values imputed based on 44,000 total veterinarians and percentage mix of respondents to survey.
13 November 26, 2007

What Pet DRx Does
• Pet DRx provides primary and specialty veterinary care services to companion animals through a network of fully-owned veterinary hospitals
• Full range of medical treatments:
– Preventative care:
• Vaccinations
• Examinations
• Spaying / neutering
• Dental care
– Specialized diagnostic/medical services:
• X-ray
• Ultra-sound
• Internal medicine
• Surgery
• Cardiology
• Ophthalmology
• Dermatology
• Oncology
• Neurology
. Services are delivered through a regional “hub and spoke” system
– “Hub” is a specialty/emergency hospital providing specialized diagnostic/medical services
– “Spoke” is a traditional smaller general practice that performs primary and preventative care services
 “Hub”
”Spoke”
”Spoke”
”Spoke”
”Spoke”
14 November 26, 2007

Differentiated Business Model Creates Revenue and Margin Opportunities
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
Transforms practice from “re-active” sickness-focus to “pro-active” wellness focus
Increases visits as well as doctor productivity
15 November 26, 2007

Differentiated Business Model Drives Revenue and Margin Opportunities
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
Target markets with the “right” demographics Combine facilities to leverage synergies and reduce redundancies
Allows elimination of inefficiencies due to small-scale operations
Enables Pet DRx to develop unique brand identity
16 November 26, 2007

Differentiated Business Model Drives Revenue and Margin Opportunities
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
Adoption of modern medical technology
Centralization of administrative services and functions
17 November 26, 2007

Differentiated Business Model Drives Revenue and Margin Opportunities
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
Spread costs across a broader base
Increase purchasing power
Centralized ordering process
Share resources within cluster
18 November 26, 2007

Differentiated Business Model Drives Revenue and Margin Opportunities
Higher margin product mix enhancements: boarding, day care, grooming and retail
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
19 November 26, 2007

Revenue and Margin Opportunities
Best practices database
Peer training
Company conferences
Teaching hospitals
Increase Revenues & Margins
Proactive Marketing
Cluster Strategy
Enhance Doctor Productivity
Economies of Scale
Ancillary Products
Personnel Training
20 November 26, 2007

Value-Add
.           Extension of hours
.           Sickness to wellness
.           Proactive marketing
Stage 1 (3 – 12 months)
.           Purchasing power
.           Centralization of inefficiently provided administrative services
.           Introduction of new technology
Stage 2 (12 – 24 months)
.           Elimination of small economic scale inefficiencies
.           Improve hospital net profit by adding higher margin ancillary services
.           Market share
.           Wallet share
.           Brand development
– Value proposition
– Preferred provider
Stage 3 (24 months -)
$
21 November 26, 2007

Value Across the Board
+ EXECUTE hub and spoke business model
+ FOCUS on select regional markets
+ OFFER broadest and deepest set of services in the animal health industry
+ EMPHASIZE wellness rather than sickness
+ PROACTIVELY MARKET products and services
= ESTABLISH UNIQUE BRAND
22 November 26, 2007

Acquisition History
. Pet DRx currently owns and operates 26 veterinary hospitals in northern and southern California
30 25 20 15 10 5 -
Acquired first two hospitals on September 30, 2004
2
4 2
9 5 6
15 facility acquisitions since the Echo merger announcement
6 20
2004 2005 2006 Q1 2007
20 facility acquisitions in 12 month period between March 31, 2006 and 2007 (when the acquisition strategy was put on hold)
. Prior Fiscal Year End Centers
. Pre-Echo Agreement
. Post-Echo Agreement
23 November 26, 2007

Financial Review

Financial Review – Pet DRx Historical Growth
Pet DRx Consolidated Actual and Pro Forma Annual Revenue
Revenue ($MMs)
$80 $60 $40 $20 $-
$0.7 $4.7 $17.4 $70.3 $35.2
2004 Actual 2005 Actual 2006 Actual 2006 PF 1H '07 PF
Pet DRx Average Annual Facility Revenue Growth (By Year Acquired)
12 Mo. % Revenue Growth
14% 12% 10% 8% 6% 4% 2%
First 12 Months Post Acquisition
13.1% 11.7% 6.2%
2004 Facilities (1) 2005 Facilities (2) 2006 Facilities (3)
(1) Represents average revenue growth rate for 12 month period following the date of acquisition for each of the two facilities acquired in 2004.
(2) Represents average revenue growth rate for 12 month period following the date of acquisition for each of the four facilities acquired in 2005.
 (3) Represents average revenue growth rate for 12 month period following the date of acquisition for each of the three facilities acquired prior to July 1, 2006.
25 November 26, 2007

Financial Review – Foundation for Growth
. While Pet DRx is currently building a dynamic veterinary industry platform, it is only three years old.
– At the end of the first quarter of 2006, Pet DRx operated just six facilities which generated approximately $2.7 million of revenue during the first quarter of 2006, and was staffed accordingly
– Since then, Pet DRx has grown at an incredible pace, and now owns 26 facilities generating approximately $70 million in pro forma 2006 revenue
•           Pet DRx has achieved this without a corporate acquisition and integration team, and with a limited operations and finance team
•           The Company has brought on an experienced team with extensive experience in anticipation of continued rapid growth, but the benefit of these personnel are not reflected in the recently reported results
– The Pet DRx year-to-date financial results include significant transaction and integration expenses that are not representative of future operating performance
26 November 26, 2007

Financial Review – Advantageous Business Structure
Average Annual Revenue Per Facility
$ in millions
$4 $3 $2 $1 $-
$1.6 $2.7
Market Comp (1) Pet DRx Pro Forma (2)
(1) Based on aggregate most recent twelve month revenue of VCA Antech's Animal Health Care division and CVS Group plc of $886.9 million and the total aggregate facilities for the same period of 562.
(2) Based on Pro Forma 2006 Revenue of $70.3 million and 26 centers owned as of March 31, 2007.
27

Financial Review – Business Improvement Opportunities
. Echo’s cash from the merger should provide Pet DRx with the ability to approximately double in size
– Recently recruited operations team will help expand beyond "low hanging fruit" opportunities, including integration of new technology and the elimination of small economic scale inefficiencies as clusters consolidate operations
– Pet DRx new integration teams should enable earlier implementation of operational improvements
– A permanent finance team should cost less, and the completion of the audits and merger should eliminate significant one time expenses
– The success in acquiring high profile practices has led to the establishment of programs that will enhance care and customer’s loyalty and experience
28 November 26, 2007

Financial Review -Demonstrated Accelerated Growth
. PetDRx has demonstrated an ability to manage rapid growth as evidenced by its success in achieving pro forma revenues of over $70 million within in a three year period.  In contrast:
3-Years 9-Years 11-Years
Pet DRx $70 million
– Over a nine year period beginning with its formation in 1986, VCA grew its revenues to approximately $67 million
VCA $67 million
– Over a nine year period beginning with its formation in 1996, Pet’s Choice grew its revenues to approximately $69 million
Pet’s Choice $69 million
– Over a nine year period beginning with its formation in 1997, Healthy Pet grew its revenues to approximately $80 million
Healthy Pet $80 million
– Over an 11 year period beginning with its formation in 1996, NVA grew its revenues to approximately $120 million
NVA $120 million
29 November 26, 2007

Financial Review – Pet DRx Operating Results
Year Ended December 31, Six Months Ended
2004 2005 2006 6/30/07
($ in thousands) Actual (1) Actual Actual Pro Forma(2) Pro Forma(2)
Revenues $ 660 $ 4,740 $ 17,442 $ 70,268 $ 35,168
Cost of Revenue 559 3,461 15,510 67,344 33,987
Gross Profit 101 1,279 1,932 2,924 1,181
Operating Profit / (Loss) (230) (1,034) (1,420) (428) (4,402)
Net Loss $ (275) $ (1,310) $ (1,868) $ (4,643)$ (6,479)
Items Impacting Operating Profit / (Loss) and Net Loss:
Accounting and Audit Related Fees $ - $ - $ (585) $ (585) $ (2,349)
Corporate Payroll, inc. Temps/Consultants (113) (743) (1,244) (1,498)
Field Staff Costs - - (139) (139) (170)
Interest Income 8 14 527 76 102
Interest Expense (52) (200) (950) (4,266) (2,169)
(1) Period from March 10, 2004 (inception) through December 31, 2004
(2) The Pro Forma adjustments give effect as if XLNT acquired these operations on January 1, 2006. In some instances where the acquisition occurred December 31, 2006 or during 2007, the Pro Forma adjustment reflects the results of operations for a twelve month period. Otherwise, the Pro Forma adjustment reflects the results of operations from January 1 to the date of acquisition.
30 November 26, 2007

Financial Review – Pro Forma Balance Sheet
As of
June 30, 2007
Pro Forma
($ in thousands) Combined
ASSETS:
Cash and Cash Equivalents $ 59,135
Other Current Assets 3,310
Total Current Assets 62,445
Fixed Assets, net 8,897
Goodwill 51,210
Other Assets 8,601
Total Assets $ 131,153
LIABILITIES AND STOCKHOLDERS EQUITY:
Accounts Payable $ 4,917
Accrued Expenses and Other Current Liabilities 4,331
Current Portion of Debt and Capitalized Lease 2,074
Total Current Liabilities 11,322
Long-Term Liabilities, Less Current Portion(1) 34,426
Total Liabilities $ 45,748
Total Stockholders’ (Deficit)/Equity 85,405
Total Liabilities and Stockholders’ (Deficit)/Equity $ 131,153
(1) Long-term Liabilities do not reflect conversion of any convertible debt
31 November 26, 2007

THE TRANSACTION

Transaction Terms
. Date of Definitive Agreement: September 11, 2006; amended February 16, 2007 and again on October 23, 2007
. Market Capitalization: Pro forma capitalization will include:
Current Echo Shares Outstanding Shares Issued for Pet DRx Common Stock* Shares Issued for Pet DRx Options, Warrants, and Convertible Debt* Pro Forma Fully-Diluted Shares Outstanding Share Price (11/19/07) Pro Forma Market Capitalization
8,750,000 + 15,800,594 + 2,154,167 = 26,704,761 X $7.97 = $212.8 million
. Transaction Equity Value = $122.8 million
2X 2006 Pro Forma Revenue up to $60 million 1.15X 2006 Pro Forma Revenue Beyond $60 million Value Before Excess Debt Excess Debt* Transaction Equity Value
$120.0 million + $11.8 million = $131.8 million - $9.0 million = $122.8 million
. Transaction Enterprise Value = $149.7 million
Transaction Equity Value Net Debt Assumed** Estimated Cash on Hand Transaction Enterprise Value
$122.8 million + $28.5 million -$1.6 million = $149.7 million
* Assumes conversion of $8.9 million of Pet DRx convertible debt prior to the merger, although such conversion is not mandatory
** Equals estimated Excess Debt plus $19.5 million of maximum allowable debt
33 November 26, 2007

Pro Forma Ownership as of September 30, 2007
Assuming No Exercise of Echo Warrants
Pet DRx Management 6%
Pet DRx Common Stock Owners 53%
Options & Warrant Holders 6%
Convertible Debt Holders 2%
Echo Founder's Shares 6%
Echo Public Stockholders 27%
Assuming Full Exercise of Echo Warrants
Pet DRx Management 5%
Pet DRx Common Stock Owners 42%
Options & Warrant Holders 4%
Convertible Debt Holders 2%
Echo Founder's Shares 6%
Echo Public Stockholders 41%
34 November 26, 2007

# Comparable Public Companies in the Animal Healthcare Market

***CAPITALIZATION & OPERATING DATA:***

*($ millions, except per share data)*

| Company | Price 11.19.07 | Enterprise Value | LTM Sales | LTM Margins EBITDA | 3 Yr. LTM CAGR (1) Sales | 3 Yr. LTM CAGR (1) EBITDA | Enterprise Value / LTM Sales | Enterprise Value / LTM EBITDA |
|---|---|---|---|---|---|---|---|---|
| **Animal Healthcare Services** | | | | | | | | |
| VCA Antech Inc. (WOOF) | $ 41.56 | $ 3,987 | $ 1,114 | 22.7% | 20.9% | 20.9% | 3.6 x | 15.8 x |
| CVS Group plc (CVSG)(2) | 5.18 | 296 | 80 | 13.1% | 74.1% | 97.5% | 3.7 x | 28.3 x |
| **Animal Health Product Suppliers** | | | | | | | | |
| IDEXX Laboratories Inc. (IDXX) | $ 127.52 | $ 3,929 | $ 870 | 20.4% | 18.0% | 15.2% | 4.5 x | 22.1 x |
| Petsmart Inc. (PETM) | 26.22 | 3,847 | 4,430 | 11.8% | 11.7% | 16.4% | 0.9 x | 7.4 x |
| MWI Veterinary Supply, Inc. (MWIV) | 37.40 | 441 | 710 | 4.1% | 21.7% | 28.4% | 0.6 x | 15.2 x |
| Animal Health International, Inc. (AHII) | 11.97 | 406 | 648 | 5.4% | N/A | N/A | 0.6 x | 11.6 x |
| PetMed Express Inc. (PETS) | 13.17 | 270 | 178 | 13.8% | 20.2% | 33.6% | 1.5 x | 11.0 x |
| Heska Corp. (HSKA) | 1.96 | 105 | 83 | 9.6% | 21.1% | 32.1% | 1.3 x | 13.3 x |
| | | | **Pro Forma Fiscal 2006** | | | | | |
| | | | **Sales** | **EBITDA** | | | | |
| Pet DRx (pro forma post-merger)(3) | $ 7.97 | $ 181 | $ 70 | N/M | N/A | N/A | 2.6 x | N/M |
| **Animal Healthcare Services (CVSG, WOOF):** | | | | | | | | |
| Median | | $ 2,141 | $ 597 | 17.9% | 47.5% | 59.2% | 3.6 x | 22.0 x |
| **Animal Health Product Suppliers Companies:** | | | | | | | | |
| Median | | $ 424 | $ 679 | 10.7% | 20.2% | 28.4% | 1.1 x | 12.4 x |
| Mean | | 1,500 | 1,153 | 10.9% | 18.5% | 25.1% | 1.6 x | 13.4 x |

Source: Capital IQ

(1) Historical results have not been adjusted to reflect the discontinuation of goodwill amortization.

(2) Based on financial results for the fiscal year ended June 30, 2007.

(3) Assumes Pro Forma cash balance as of June 30, 2007 of $59.1 million, Pro Forma debt as of June 30, 2007 of $27.6 million and fully-diluted post merger shares outstanding of 26.70 million (8.75mm Echo + 17.95mm Newly Issued = 26.70mm), and Pro Forma Revenue of $70.3 million as of 12/31/06.

35

November 26, 2007

Comparative Multiple Analysis
ECHO - Pet DRx Transaction Multiple (1) Market Comps (2) Transaction Comp (3)
4 x 3 x 2 x 1 x -
2.13x 3.64x 1.91x
(1) Based on Transaction Enterprise Value of $149.7 (as calculated on page 34 of this presentation).
(2) Market Comps are VCA Antech Inc. and CVS Group plc.
(3) Transaction Comp based on the transaction value / revenue multiple of VCA Antech Inc.’s acquisition of Healthy Pet, which was completed June 1, 2007.
36 November 26, 2007

Strong Sector Performance
1000 900 800 700 600 500 400 300 200 100 0 (100)
11-01 2-02 5-02 8-02 11-02 2-03 5-03 8-03 11-03 2-04 5-04 8-04 11-04 2-05 5-05 8-05 11-05 2-06 5-06 8-06 11-06 2-07 5-07 8-07
Russell 2000 NASDAQ Most Relevant Comps (includes WOOF, PETM and PETS) VCA Antech
37 November 26, 2007

Innovative Business Model is THE DIFFERENCE
“Hub”
”Spoke”
”Spoke”
”Spoke”
”Spoke”
38 November 26, 2007